Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Significant Accounting Policies [Abstract]
Weighted-average common shares for the computation of EPS
Earnings Per Share The difference between basic and diluted earnings per share (EPS) is the dilutive effect of stock options and nonvested stock. Diluted EPS assumes that nonvested stock has vested and all dilutive stock options, for which the average market price exceeds the exercise price (in-the-money), are exercised. Stock options for which the exercise price exceeds the average market price (out-of-the-money) have an anti-dilutive effect on EPS, and accordingly, are excluded from the calculation. Weighted-average common shares for the computation of EPS were:

(in thousands)	2012	2011	2010
Basic weighted-average shares outstanding	49,596	49,746	49,138
Diluted weighted-average shares outstanding	49,822	49,937	49,424

Components of Other Comprehensive (Loss) Income
Accumulated Other Comprehensive (Loss) Income Accumulated OCI is composed primarily of foreign currency translation, pension liability and unrealized gains or losses on cash flow hedges. The components of OCI at December 31 were:

(in thousands)	2012	2011
Foreign currency translation	$7,442	$(29,720)
Pension liability (net of tax)	(12,062)	(9,712)
Unrealized gain on cash flow hedges (net of tax)	35	384
Accumulated other comprehensive loss	$(4,585)	$(39,048)